Exhibit 10.1

FIRST AMENDMENT TO
CREDIT AGREEMENT

         THIS FIRST AMENDMENT made as of the 30th day of May, 2003, by and between BIOANALYTICAL SYSTEMS, INC. (“Borrower”) and THE PROVIDENT BANK ("Bank");

W I T N E S S E T H:

         WHEREAS, as of October 29, 2002, the parties hereto entered into a certain Credit Agreement (the “Agreement”); and

        WHEREAS, the parties desire to amend the Agreement to revise certain of the financial covenants, subject to the terms contained herein;

        NOW, THEREFORE, in consideration of the premises, and the mutual promises herein contained, the parties agree that the Agreement shall be, and it hereby is, amended as provided herein and the parties further agree as follows:

PART I.    AMENDATORY PROVISIONS

Section 5.    Covenants

        5.3.         Financial Covenants.

5.3.1. Funded Debt Ratio. Section 5.3.1 of the Agreement is hereby amended by substituting the following new Section 5.3.1 in lieu of the existing Section 5.3.1:

5.3.1. Funded Debt Ratio. Maintain its Funded Debt Ratio at not greater than (a) 3.75 to 1.00 at each fiscal quarter ending through and including December 31, 2003, (b) 3.50 to 1.00 as of March 31, 2004 and June 30, 2004, (c) 3.00 to 1.00 as of September 30, 2004, (b) 2.50 to 1.00 as of December 31, 2004 and at each fiscal quarter ending thereafter through and including September 30, 2005, and (c) 2.00 to 1.00 as of December 31, 2005 and as of each fiscal quarter ending thereafter.

PART II.    EXHIBIT

        Except as expressly modified herein:

(a) All terms, conditions, representations, warranties and covenants contained in the Agreement shall remain the same and shall continue in full force and effect, interpreted, wherever possible, in a manner consistent with this First Amendment; provided, however, in the event of any irreconcilable inconsistency, this First Amendment shall control;

SIGNATURE PAGE OF
BIOANALYTICAL SYSTEMS, INC.
TO FIRST AMENDMENT TO CREDIT AGREEMENT

“BORROWER” BIOANALYTICAL SYSTEMS, INC. By: /s/ Peter T. Kissinger Its: Chairman and CEO

SIGNATURE PAGE OF
THE PROVIDENT BANK
TO FIRST AMENDMENT TO CREDIT AGREEMENT

“BANK” THE PROVIDENT BANK By: /s/ Jeff Salesman Its: Vice President

PARTICIPANT’S CONSENT

        The undersigned, the “Participant” under that certain Participation Agreement dated as of October 29, 2002 between the The Provident Bank (the “Bank”) and the undersigned, hereby consents to the execution and delivery by the Bank and Bioanalytical Systems, Inc. of the attached First Amendment to Credit Agreement and further consents to the terms contained therein. The undersigned further agrees that the obligations of the undersigned under the Participation Agreement are hereby ratified, confirmed and reaffirmed in all respects.

        IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed by its officer duly authorized as of the 30th day of May, 2003.

FIFTH THIRD BANK, INDIANA By: /s/ Sheridan Sanders Its: Vice President